              ------------------------------------------------------------------
                                                   SALOMON BROTHERS

                                                   2008 WORLDWIDE DOLLAR
                                                   GOVERNMENT TERM TRUST INC

                                                   SEMI-ANNUAL REPORT

                                                   January 31, 2002
                                                       [GRAPHIC]
                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005


                                                              FIRST-CLASS MAIL
                                                                U.S. POSTAGE
                                                                    PAID
                                                                BROOKLYN, NY
                                                              PERMIT NO. 1726

                                                                 SBGSEMI 1/02

LOGO

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

February 21, 2002

Dear Shareholders:

Thank you for your investment in the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust"). We are pleased to provide this semi-annual report as of January 31, 2002, which includes market commentary, a statement of the Trust's investments and financial statements.

During the six months covered in this report, the NYSE market price of the Trust increased to $10.11 per share from $9.80 per share. Net asset value increased to $9.57 per share from $9.55 per share. Dividends from net investment income totaling $0.57 per share were paid during this period. Assuming reinvestment of these dividends in additional shares of the Trust, the total return on market price for the six months ended January 31, 2002 was 9.16% and the net asset value return was 6.42%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(1) returned 2.31% and the Salomon Smith Barney Mortgage Index(2) returned 3.47% for the same period.

EMERGING MARKETS DEBT SECURITIES(3)

Emerging markets debt returned 2.31% for the semi-annual period ended January 31, 2002, as measured by the EMBI+. Developments in Argentina set the tone for the emerging markets during the period. Argentina, the worst performer in the EMBI+, returned negative 58.32% for the period. Most notable was the reduction of the country's weighting in that index. It commenced the year at 22%, the largest in the EMBI+, and finished the period at 2.66%. Nonetheless, in what can only be described as a difficult period for the global financial markets, 16 out of 18 countries in the EMBI+ outperformed the EMBI+'s return for the period.

For the year, U.S. federal policymakers were extremely active as they sought to fight the slowing domestic economy by lowering interest rates. During the Trust's semi-annual period, the U.S. Federal Reserve Board ("Fed") continued easing rates from 3.75% to 1.75%, where they remained at the end of January 2002. The combination of a weak economy, uncertainty about downside risks and low and falling inflation drove the Fed's rate cuts. At the most recent meeting on January 30, 2002, policymakers left the benchmark U.S. interest rate unchanged for the first time in a year, citing signs that the economy may be beginning to recover from recession. The overnight target rate remains at 1.75%, a 40-year low.

---------------

 1 The EMBI+ is a total return index that tracks the traded market for U.S.
   dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
 2 The Salomon Smith Barney Mortgage Index is the mortgage-backed securities component of the Salomon Smith Barney Broad Investment Grade Bond Index. Please note that an investor cannot invest directly in an index.
 3 Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

The price of oil, an important driver of value in emerging markets, experienced considerable price volatility during the period. A number of factors contributed to this volatility, including a global oversupply of oil, a slump in the aviation industry and a slowing U.S. economy. Oil prices traded in a wide range, from $28.81 to $17.45 per barrel as investors focused on declining demand. Prices closed the period at $19.48 per barrel. In December, the Organization of the Petroleum Exporting Countries' ("OPEC")(4) 11-member cartel decided to cut production by 1.5 million barrels per day for six months starting January 1, 2002. The move follows an unprecedented agreement by five non-OPEC members, including Russia, Mexico and Norway, who participated in the cut. Including the latest moves, OPEC reduced exports by one-fifth in 2001, which translates into five million barrels per day.

Return volatility(5) for emerging markets debt remained just below historical levels. Twelve-month volatility ended January 31, 2002 was 14.25%. This level gradually increased throughout 2001 as the Turkish banking crisis, uncertainty surrounding the September 11th terrorist attacks and the demise of the Argentine economy culminated and added to the uncertainty in emerging markets. The market's ability to view problems on a country-by-country basis and not extrapolate isolated problems into systemic risks is a positive development.

LATIN AMERICA

Latin America as a region returned negative 10.60% for the period as measured by the EMBI+. The region was unquestionably affected by the situation in Argentina. Notable in this region was the bifurcation of Brazil from Argentina.

Brazil returned 9.91% for the period as measured by the EMBI+, despite Argentina's financial woes. The apparent breakaway from the Argentine contagion and return to positive performance was the most convincing change in the Latin American sector this period. The events in November and December showed that the historically close relationship between Brazil and Argentina has changed dramatically. 2002 is an election year in Brazil and we believe that this will cause some near-term volatility. However, we believe Brazil is well-positioned to withstand this near-term volatility. We maintained our slight overweight to Brazil relative to the benchmark for the period.

Mexico returned 5.62% for the period as measured by the EMBI+. Mexican debt benefited as some investors sought to reduce risk in their portfolios by selling the volatile Argentine debt in exchange for Mexican debt, which some believe is more stable. Subdued economic activity combined with currency strength may reduce inflation pressures, suggesting market interest rates could decline further from current levels in 2002. We believe the market continues to

---------------

 4 OPEC is an international organization of 11 developing countries, each of which is heavily reliant on oil revenues as its main source of income. Membership is open to any country that is a substantial net exporter of oil and shares the ideals of the organization. The current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.
 5 Return volatility is the standard deviation of monthly returns over the period being measured.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

anticipate a Standard & Poor's investment-grade upgrade, but the rating agency may delay its decision until the U.S. economy shows signs of recovery. We have maintained our exposure to Mexican debt because we feel it is one of the most stable countries in the emerging markets.

Argentina returned negative 58.32% for the period as measured by the EMBI+. Argentina was the worst performer in the EMBI+. The country continues to be mired in a four-year recession made worse by recent political turmoil. Argentina announced a debt moratorium (default) on all external debt obligations in December. President De la Rua, in the second year of a four-year term, resigned after last-minute attempts to form a coalition government with the opposition Peronist Party failed. Much uncertainty remains over how the situation in Argentina will play out in 2002. We remain underweighted in Argentina and continue to monitor developments very closely.

EASTERN EUROPE/MIDDLE EAST/AFRICA

Non-Latin American countries, which represent 38% of the EMBI+'s market capitalization, largely outperformed the Latin American region as a whole for the period. The non-Latin American region returned 15.85% as measured by the EMBI+.

OUTLOOK

Emerging debt markets returned 2.31% for the period as measured by the EMBI+. Emerging debt markets have come under pressure from the developed world's economic slowdown, the poor performance of the equity markets, the terrorist attacks on the U.S. and the financial woes of Argentina. However, we think positive technicals and declining risk aversion have been driving market performance more than fundamentals since November. The EMBI+, ex-Argentina, returned 9.97% for the period, a relatively strong performance for such volatile financial markets. The EMBI+ sovereign spreads(6) over U.S. Treasury securities closed the period at 713 basis points,(7) or 7.13%. Looking ahead to 2002, the prospect of U.S. recovery should be supportive for Asia and Latin America. We continue to remain fully invested in a diversified portfolio of emerging markets debt securities.

MORTGAGE-BACKED SECURITIES

By the third quarter of 2001, it was evident that the U.S. economy was not recovering and company earnings were weakening. Bond prices rallied and, after the September 11th attacks, gained further ground -- particularly bonds with maturities of five years and less. Following

---------------

 6 Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
 7 A basis point is 0.01% or one one-hundredth of a percent.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

September 11, the Fed cut rates four times -- three times by 50 basis points (September 17, October 2 and November 6) and once by 25 basis points on December
11. However, in early November, bond prices reversed course as consumer confidence improved, the U.S. economy stabilized, and the U.S. armed forces made progress in Afghanistan.

Looking forward, we believe the stage is set for an economic rebound in 2002. However, in our opinion, it may not occur until later in the year as aggressive Fed actions and Congressional fiscal stimuli take time to work through the economy. We are inclined to look for more modest growth to build over the year and do not expect rates to trend significantly higher in the short term. We do not expect a repeat of 2001, in which short-term Treasuries outperformed longer term Treasuries by wide margins. We expect mortgage-backed securities to perform well in 2002 as interest-rate volatility declines and investors look to increase the yields of their portfolios.

Thank you again for your investment in the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ HEATH B. MCLENDON
HEATH B. MCLENDON
Chairman and President

/s/ PETER J. WILBY
PETER J. WILBY
Executive Vice President

/s/ ROGER M. LAVAN
ROGER M. LAVAN
Executive Vice President

/s/ THOMAS K. FLANAGAN
THOMAS K. FLANAGAN
Executive Vice President

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Trust or that the percentage of the Trust's assets held in various sectors will remain the same. Please refer to pages 5 through 7 for a list and percentage breakdown of the Trust's holdings. Also, please note any discussion of the Trust's holdings is as of January 31, 2002 and is subject to change.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

January 31, 2002


        FACE
      AMOUNT             SECURITY                                                         VALUE
-----------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 45.7%
ARGENTINA -- 2.6%
$ 34,600,000         Republic of Argentina, Discount Bond, Series L-GL, 3.000%
                         due 3/31/23 (a)(b)......................................  $ 16,045,750
                                                                                   ------------
BRAZIL -- 10.8%
                     Federal Republic of Brazil:
  20,780,044         C Bond, 8.000% due 4/15/14 (b)..............................    16,013,621
  45,650,000         Discount Bond, Series Z-L, 3.1875% due 4/15/24 (a)(b).......    32,939,328
  24,250,000         Par Bond, Series Z-L, 6.000% due 4/15/24 (b)................    16,565,781
                                                                                   ------------
                                                                                     65,518,730
                                                                                   ------------
BULGARIA -- 5.6%
  39,050,000         Republic of Bulgaria, Discount Bond, Tranche A, 2.8125% due
                         7/28/24 (a)(b)..........................................    33,901,258
                                                                                   ------------
IVORY COAST -- 0.8%
                     Republic of Ivory Coast:
  14,000,000         FLIRB, 2.000% due 3/29/18 (a)(c)............................     2,450,000
  12,825,000         PDI Bond, 2.000% due 3/29/18 (a)(c).........................     2,372,625
                                                                                   ------------
                                                                                      4,822,625
                                                                                   ------------
MEXICO -- 9.0%
                     United Mexican States:
     200,000         Discount Bond, Series D, 2.8325% due 12/31/19 (a)(b)........       198,625
   6,900,000         Par Bond, Series A, 6.250% due 12/31/19 (b).................     6,455,812
  51,600,000         Par Bond, Series B, 6.250% due 12/31/19 (b).................    48,278,250
                                                                                   ------------
                                                                                     54,932,687
                                                                                   ------------
PANAMA -- 2.4%
  15,740,740         Republic of Panama, IRB Bond, 4.750% due 7/17/14 (a)(b).....    14,442,129
                                                                                   ------------
PERU -- 3.3%
                     Republic of Peru:
  23,000,000         Par Bond, 3.000% due 3/7/27 (a)(b)..........................    12,880,000
   9,000,000         PDI Bond, 4.500% due 3/7/17 (a)(b)..........................     7,174,687
                                                                                   ------------
                                                                                     20,054,687
                                                                                   ------------
PHILIPPINES -- 2.1%
  14,500,000         Republic of the Philippines, Series B, 6.500% due 12/1/17
                         (b).....................................................    12,687,500
                                                                                   ------------
POLAND -- 2.5%
  14,850,000         Republic of Poland, PDI Bond, 6.000% due 10/27/14 (a)(b)....    14,846,288
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

January 31, 2002


        FACE
      AMOUNT             SECURITY                                                         VALUE
-----------------------------------------------------------------------------------------------
VENEZUELA -- 6.6%
                     Republic of Venezuela:
$ 45,400,000         Discount Bond, Series W-A, 3.1875% due 3/31/20 (a)(b)
                         (including 324,156 warrants)............................  $ 31,553,000
   2,100,000         Discount Bond, Series W-B, 3.000% due 3/31/20 (a)(b)
                         (including 14,994 warrants).............................     1,459,500
  10,300,000         Par Bond, Series W-A, 6.750% due 3/31/20 (b) (including
                         51,500 warrants)........................................     7,345,188
                                                                                   ------------
                                                                                     40,357,688
                                                                                   ------------

                     TOTAL SOVEREIGN BONDS (Cost -- $270,661,250)................   277,609,342
                                                                                   ------------
MORTGAGE-BACKED SECURITIES -- 47.2%
                     Federal Home Loan Mortgage Corporation (FHLMC):
  24,000,000         6.000%, 30 Year (d)(e)......................................    23,624,880
   5,000,000         7.000%, 30 Year (d)(e)......................................     5,114,050
     422,529         Series 1610, Class PH, 6.500% due 3/15/19 (PAC I/O) (b).....         7,502
   2,686,346         Series 2062, Class PL, 6.500% due 10/15/16 (PAC I/O) (b)....       141,784
   8,390,895         Series 2075, Class IC, 6.500% due 7/15/16 (PAC I/O) (b).....       336,615
   5,646,186         Series 2086, Class PK, 6.500% due 5/15/18 (PAC I/O) (b).....       250,943
  15,485,000         Series 2098, Class IB, 6.000% due 11/15/02 (PAC I/O) (b)....       692,940
                     Federal National Mortgage Association (FNMA):
 112,000,000         6.000%, 30 Year (d)(e)......................................   110,180,000
 100,000,000         6.500%, 30 Year (d)(e)......................................   100,593,000
  25,000,000         7.000%, 30 Year (d)(e)......................................    25,578,000
  17,000,000         8.000%, 30 Year (d)(e)......................................    17,908,310
     457,971         Trust 1993-189, Class PH, 6.500% due 2/25/19 (REMIC) (PAC
                         I/O) (b)................................................         6,738
   3,897,251         Trust 1998-15, Class PJ, 6.500% due 2/18/21 (REMIC) (PAC
                         I/O) (b)................................................       271,762
   4,036,323         Trust 1998-44, Class IA, 6.500% due 7/18/16 (REMIC) (PAC
                         I/O) (b)................................................       190,681
   6,108,285         Trust 1998-58, Class PD, 6.500% due 3/25/21 (REMIC) (PAC
                         I/O) (b)................................................       517,456
  11,034,794         Trust 1998-63, Class IA, 6.000% due 10/25/23 (REMIC) (PAC
                         I/O) (b)................................................     1,087,748
     919,213         Trust 1998-68, Class I, 6.500% due 12/25/19 (REMIC) (PAC
                         I/O) (b)................................................        58,421
                                                                                   ------------

                     TOTAL MORTGAGED-BACKED SECURITIES (Cost -- $285,847,572)....   286,560,830
                                                                                   ------------
ZERO COUPON MUNICIPAL BONDS -- 4.6%
  11,200,000         Austin, Texas Utility System Revenue, Series A,
                         MBIA-Insured, due 11/15/08 (b)..........................     8,388,128
                     Edinburg Texas Cons. Independent School District:
   1,845,000         Due 2/15/08 (b).............................................     1,429,008
   2,705,000         Due 2/15/09 (b).............................................     1,978,654
   5,470,000         Harris County, Texas, due 8/15/08 (b).......................     4,144,017
  10,535,000         Texas State Public Finance Authority Building Revenue, due
                         2/1/08 (b)..............................................     8,178,847

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

January 31, 2002


        FACE
      AMOUNT             SECURITY                                                         VALUE
-----------------------------------------------------------------------------------------------
                     Westmoreland County, Pennsylvania:
$  2,665,000         Series G, due 6/1/08 (b)....................................  $  2,046,800
   2,515,000         Series G, due 12/1/08 (b)...................................     1,888,589
                                                                                   ------------

                     TOTAL ZERO COUPON MUNICIPAL BONDS (Cost -- $26,001,019).....    28,054,043
                                                                                   ------------


      RIGHTS
------------
RIGHTS -- 0.0%
   3,442,000         Mexican Rights (b)(f) (Cost -- $0)..........................         5,163
                                                                                   ------------


        FACE
      AMOUNT
------------
REPURCHASE AGREEMENTS -- 2.5%
$  7,265,000         Greenwich Capital Markets Inc., 1.900% due 2/1/02; Proceeds
                       at maturity -- $7,265,381; (Fully collateralized by U.S.
                       Treasury Bonds, 8.125% due 5/15/21; Market
                       value -- $7,413,290) (b)..................................     7,265,000
   8,224,000         UBS Warburg LLC, 1.870% due 2/1/02; Proceeds at
                       maturity -- $8,224,426; (Fully collateralized by U.S.
                       Treasury Bonds, 1.870% due 2/21/02 to 7/5/02;
                       Market value -- $8,388,573) (b)...........................     8,224,000
                                                                                   ------------

                     TOTAL REPURCHASE AGREEMENTS (Cost -- $15,489,000)...........    15,489,000
                                                                                   ------------

                     TOTAL INVESTMENTS -- 100% (Cost -- $597,998,841)............  $607,718,378
                                                                                   ============

--------------------------------------------------------------------------------

(a) Rate shown reflects current rate on instrument with variable or step coupon rates.
(b) Segregated as collateral for mortgage dollar rolls/TBAs outstanding at year end.
(c) Security is currently in default.
(d) Mortgage dollar roll (See Note 4).
(e) Security is issued on a to-be-announced ("TBA") basis (See Note 5).
(f) Non-income producing security.

     Abbreviations used in this schedule:
     C Bond  -- Capitalization Bond.
     FLIRB   -- Front Loaded Interest Reduction Bond.
     IRB     -- Interest Reduction Bond.
     MBIA    -- Municipal Bond Investors Assurance Corporation.
     PAC I/O -- Planned Amortization Class -- Interest Only.
     PDI     -- Past Due Interest.
     REMIC   -- Real Estate Mortgage Investment Conduit.
     TBA     -- To-Be-Announced Security.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (unaudited)

January 31, 2002

ASSETS:
  Investments, at value (Cost -- $597,998,841)..............  $607,718,378
  Cash......................................................           289
  Interest receivable.......................................     5,029,361
  Receivable for securities sold............................     2,454,653
                                                              ------------
  TOTAL ASSETS..............................................   615,202,681
                                                              ------------
LIABILITIES:
  Payable for securities purchased..........................   284,180,171
  Investment advisory fee payable...........................       167,201
  Administration fee payable................................        40,142
  Accrued expenses..........................................       524,282
                                                              ------------
  TOTAL LIABILITIES.........................................   284,911,796
                                                              ------------
TOTAL NET ASSETS............................................  $330,290,885
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, 200,000,000 shares
    authorized; 34,510,639 shares outstanding)..............  $     34,511
  Capital paid in excess of par value.......................   323,533,363
  Undistributed net investment income.......................     7,942,433
  Accumulated net realized loss from security
    transactions............................................   (10,938,959)
  Net unrealized appreciation of investments................     9,719,537
                                                              ------------
TOTAL NET ASSETS............................................  $330,290,885
                                                              ============
NET ASSET VALUE, PER SHARE ($330,290,885 / 34,510,639
  shares)...................................................         $9.57
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended January 31, 2002

INCOME:
  Interest..................................................  $18,259,231
                                                              -----------
EXPENSES:
  Investment advisory fee (Note 2)..........................      999,063
  Administration fee (Note 2)...............................      239,645
  Shareholder communications................................       39,928
  Custody...................................................       32,494
  Audit and tax services....................................       28,483
  Shareholder and system servicing fees.....................       21,586
  Listing fees..............................................       16,302
  Directors' fees...........................................       14,624
  Legal fees................................................       13,451
  Other.....................................................        6,680
                                                              -----------
  TOTAL EXPENSES............................................    1,412,256
                                                              -----------
NET INVESTMENT INCOME.......................................   16,846,975
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding
    short-term securities):
    Proceeds from sales.....................................   73,536,689
    Cost of securities sold.................................   63,802,545
                                                              -----------
  NET REALIZED GAIN.........................................    9,734,144
                                                              -----------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period.....................................   15,822,349
    End of period...........................................    9,719,537
                                                              -----------
  DECREASE IN NET UNREALIZED APPRECIATION...................   (6,102,812)
                                                              -----------
NET GAIN ON INVESTMENTS.....................................    3,631,332
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $20,478,307
                                                              ===========

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended January 31, 2002 (unaudited)

and the Year Ended July 31, 2001

                                                                   2002           2001
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................   $ 16,846,975   $ 36,912,247
  Net realized gain.........................................      9,734,144      6,887,408
  Decrease in net unrealized appreciation...................     (6,102,812)   (16,493,355)
                                                               ------------   ------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     20,478,307     27,306,300
                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (19,819,460)   (34,020,592)
                                                               ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (19,819,460)   (34,020,592)
                                                               ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS.........................        658,847     (6,714,292)

NET ASSETS:
  Beginning of Period.......................................    329,632,038    336,346,330
                                                               ------------   ------------
  END OF PERIOD*............................................   $330,290,885   $329,632,038
                                                               ============   ============
*Includes undistributed net investment income of:...........     $7,942,433    $10,914,918
                                                               ============   ============

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS (unaudited)

For the Six Months Ended January 31, 2002

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Purchases of long-term portfolio securities...............  $(99,589,572)
  Proceeds from disposition of long-term portfolio
    securities and principal paydowns.......................    95,554,173
  Net sales of short-term portfolio securities..............       957,000
                                                              ------------
                                                                (3,078,399)
  Net investment income.....................................    16,846,975
  Adjustment to reconcile net investment income to net cash
    provided by operating activities:
    Amortization of net premium/discount on investments.....    (1,865,358)
    Net change in receivables/payables related to
     operations.............................................     2,407,755
                                                              ------------
  NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES...........    14,310,973
                                                              ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
  Increase in dollar roll transactions (Note 4).............     1,463,343
  Cash dividends paid.......................................   (19,819,460)
                                                              ------------
  NET CASH FLOWS USED BY FINANCING ACTIVITIES...............   (18,356,117)
                                                              ------------
NET DECREASE IN CASH........................................    (4,045,144)
Cash, Beginning of Period...................................     4,045,433
                                                              ------------
CASH, END OF PERIOD.........................................  $        289
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At January 31, 2002, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

(e) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

NOTE 2. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), a wholly-owned subsidiary of Salomon Brothers Holding Company Inc., which is wholly owned by Salomon Smith Barney Holdings, Inc., which is a subsidiary of Citigroup Inc. ("Citigroup"), pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Trust's average weekly net assets. Pursuant to an administrative agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Investment Fund Management, Inc. as Sub-administrator ("Sub-administrator"). Under an amended Agreement, the Trust pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Trust's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator 80% of such fees collected for its services.

At January 31, 2002, the Adviser owned 13,485 shares of the Trust.

Certain officers and/or Directors of the Trust are also officers and/or Directors of Citigroup.

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

During the six months ended January 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including principal paydowns, but excluding short-term securities) were as follows:

Purchases...................................................   $78,350,510
                                                               ===========
Sales.......................................................   $73,536,689
                                                               ===========

At January 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 29,336,902
Gross unrealized depreciation...............................   (19,617,365)
                                                              ------------
Net unrealized appreciation.................................  $  9,719,537
                                                              ============

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

NOTE 4. BORROWINGS

MORTGAGE DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust
sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

At January 31, 2002, the Trust had outstanding net contracts to repurchase mortgage-backed securities of $281,812,438 for a scheduled settlement of February 13, 2002. The average monthly balance of dollar rolls outstanding during the six months ended January 31, 2002 was $274,322,402. Counterparties with dollar rolls outstanding in excess of 10% of net assets at January 31, 2002 included J.P. Morgan Chase & Co. ($150,850,625), First Union National Bank ($49,906,250) and Lehman Brothers Holdings Inc. ($49,906,250).

NOTE 5. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Trust trades securities on a to-be-announced ("TBA") basis, primarily in connection with its dollar roll activity. In a TBA transaction, the Trust commits to purchasing or selling securities which have not yet been issued by the issuer. Securities purchased on a TBA basis are not settled until they are delivered to the Trust, normally 15 to 45 days later. Beginning on the date the Trust enters into a TBA transaction, securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At January 31, 2002, the Trust held TBA securities with a total cost of $281,200,709.

NOTE 6. CAPITAL LOSS CARRYFORWARD

At July 31, 2001, the Trust had, for Federal income tax purposes, approximately $15,368,000 of unused capital loss carryforwards available to offset future capital gains expiring July 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

NOTE 7. EVENTS SUBSEQUENT TO JANUARY 31, 2002

Subsequent to January 31, 2002, the Board of Directors of the Trust declared dividends of $0.073 per common share payable February 22, 2002 and March 22, 2002 to shareholders of record on February 12, 2002 and March 12, 2002, respectively.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year ended July 31, unless otherwise noted:


                                                           2002(1)    2001      2000     1999(2)     1998       1997
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...................    $ 9.55    $ 9.75    $ 8.82    $ 10.51     $11.16    $ 8.76
                                                           ------    ------    ------    -------    -------    ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................................      0.49      1.07      0.95       0.96       0.91      1.00
  Net realized and unrealized gain (loss)..............      0.10     (0.28)     0.92      (1.77)     (0.61)     2.31
                                                           ------    ------    ------    -------    -------    ------
Total Income (Loss) From Operations....................      0.59      0.79      1.87      (0.81)      0.30      3.31
                                                           ------    ------    ------    -------    -------    ------
LESS DISTRIBUTIONS FROM:
  Net investment income................................     (0.57)    (0.99)    (0.94)     (0.88)     (0.95)    (0.91)
                                                           ------    ------    ------    -------    -------    ------
NET ASSET VALUE, END OF PERIOD.........................    $ 9.57    $ 9.55    $ 9.75      $8.82     $10.51    $11.16
                                                           ======    ======    ======    =======    =======    ======
MARKET VALUE, END OF PERIOD............................    $10.11    $ 9.80    $ 9.00    $9.4375    $9.6875    $9.875
                                                           ======    ======    ======    =======    =======    ======
TOTAL RETURN(3)........................................      9.16%++  20.64%     6.40%     7.08%       7.95%    26.20%
RATIOS TO AVERAGE NET ASSETS:
  Expenses.............................................      0.85%+    0.84%     0.86%     0.87%       0.90%     0.93%
  Net investment income................................     10.12%+   10.96%    10.15%    10.34%       8.38%    10.11%
SUPPLEMENTAL DATA:
  Net assets, end of period (millions).................      $330      $330      $336       $304       $363      $385
  Average net assets (millions)........................      $330      $337      $322       $321       $374      $340
  Portfolio turnover rate..............................        13%       15%        6%       37%         34%       30%
  Asset coverage to dollar rolls outstanding,
    end of period......................................       217%*     220%*     261%*     262%*       273%*     316%
  Total mortgage dollar rolls outstanding,
    end of period (millions)...........................      $282      $275      $208       $188       $209      $178

--------------------------------------------------------------------------------

(1)  For the six months ended January 31, 2002 (unaudited).
(2)  For the year ended July 30, 1999.
(3)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day
     and a sale at the current market price on the last day of
     each year reported. For purposes of this calculation,
     dividends are assumed to be reinvested at prices obtained
     under the Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
 ++  Total return is not annualized, as it may not be
     representative of the total return for the year.
 +   Annualized.
 *   Securities have been segregated to cover all outstanding
     mortgage dollar rolls.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION(unaudited)

On November 13, 2001, the Annual Meeting of the Trust's Stockholders was held for the purpose of voting on the following matters:

     1. The election of Riordan Roett and Jeswald W. Salacuse to serve until the year 2004.

The results of the vote on Proposal 1 were as follows:

                        SHARES VOTED   % OF SHARES   SHARES VOTED    % OF SHARES
  NAME OF DIRECTORS         FOR         VOTED FOR      AGAINST      VOTED AGAINST
---------------------------------------------------------------------------------
Riordan Roett            31,625,761       99.1%        276,929           0.9%
Jeswald W. Salacuse      31,627,161       99.1%        275,529           0.9%

Effective November 14, 2001, Leslie H. Gelb was elected by the Board as a Class II Director of the Trust subject to election by stockholders at the Trust's next annual meeting of stockholders.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

DANIEL P. CRONIN

      Vice President -- Associate General
      Counsel, Pfizer Inc.

LESLIE H. GELB

      President, The Council on Foreign
      Relations

HEATH B. MCLENDON

      Managing Director,
      Salomon Smith Barney Inc.
      President and Director,
      Smith Barney Fund Management LLC
      and Travelers Investment Adviser, Inc.

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

CHARLES F. BARBER, Emeritus

      Consultant; formerly Chairman,
      ASARCO Incorporated

---------
OFFICERS

HEATH B. MCLENDON

      Chairman and President

JAMES E. CRAIGE

      Executive Vice President

THOMAS K. FLANAGAN

      Executive Vice President

ROGER M. LAVAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

LEWIS E. DAIDONE

      Executive Vice President and Treasurer

ANTHONY PACE

      Controller

CHRISTINA T. SYDOR

      Secretary

--------------------------
SALOMON BROTHERS
2008 WORLDWIDE DOLLAR
GOVERNMENT TERM TRUST INC
      125 Broad Street
      10(th) Floor, MF-2
      New York, New York 10004

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset
         Management Inc
      388 Greenwich Street
      New York, New York 10013

SUB-ADMINISTRATOR

      Prudential Mutual Fund
          Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

TRANSFER AGENT

      American Stock Transfer &
          Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
        425 Lexington Avenue
        New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBG

    --------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.
    --------------------------------------------------------------------

   This report is for stockholder information.
   This is not a prospectus intended for use in the purchase or sale of Trust shares.